Exhibit 99.03

                                               UNITED STATES BANKRUPTCY COURT
                                                     DISTRICT OF NEVADA

In re: Mid-Power Service Corporation                           Case No. BK-S-03-10874-RCJ


                                                               CHAPTER 11
                                                               MONTHLY OPERATING REPORT
                                                               (GENERAL BUSINESS CASE)


                                                 SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:  Jul-03                                    PETITION DATE:  01/24/03


1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1

2.   Asset and Liability Structure                         End of Current Month     End of Prior Month    As of Petition Filing
     a.  Current Assets                                             $37,776            $41,875
     b.  Total Assets                                           $32,568,520        $32,572,619                  $47,925,781
     c.  Current Liabilities                                       $671,122           $619,424                    13,052.92
     d.  Total Liabilities                                       $6,379,958         $6,328,260                  $24,545,123

3.   Statement of Cash Receipts & Disbursements for Month   Current Month          Current Month                  Cumulative
                                                                                                                (Case to Date)

     a.  Total Receipts                                             $38,422            $34,133                     $367,092
     b.  Total Disbursements                                        $37,344            $38,106                     $386,279
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)  $1,078           ($3,973)                     ($19,187)
     d.  Cash Balance Beginning of Month                             $1,698             $5,671                      $21,963
     e.  Cash Balance End of Month (c + d)                           $2,776             $1,698                       $2,776

                                                            Current Month          Current Month                  Cumulative
                                                                                                                (Case to Date)

4.   Profit/(Loss) from the Statement of Operations                ($58,101)          ($70,502)                 $10,597,484
5.   Account Receivables (Pre and Post Petition)                         $0                 $0
6.   Post-Petition Liabilities                                     $671,122           $619,424
7.   Past Due Post-Petition Account Payables (over 30 days)         $55,732            $23,762

At the end of this reporting month:                                                                    Yes                No
8.   Have any payments been made on pre-petition debt, other than payments in the normal                                   X
     course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.   Have any payments been made to professionals? (if yes, attach listing including date of            X
     payment, amount of payment and name of payee)
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                      X
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                 X
     attach listing including date of payment, amount and reason for payment, and name of payee)
12.  Is the estate insured for replacement cost of assets and for general liability?                    X
13.  Are a plan and disclosure statement on file?                                                                          X
14.  Was there any post-petition borrowing during this reporting period?                                X

15.  Check if paid: Post-petition taxes   X;          U.S. Trustee Quarterly Fees X; Check if filing is current for: Post-petition
     tax reporting and tax returns:       X.


(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Total assets include a $30.6 million investment in Mid-Power Resource Corporation.

------------------------------------------------------------------------------------------------------------------------------------
The cumulative profit from the Statement of Operations includes an $11.4 million gain on legal settlement. On a consolidated, GAAP basis of accounting, this gain would be completely offset by an $11.4 million impairment loss recorded on Mid-Power Resource Corp.'s
Statement of Operations.
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:  8/22/2003                                                /s/ Mark Davis
       ------------------                                   ------------------------------------------------------------------
                                                            Responsible Individual
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
                                                     STATEMENT OF OPERATIONS
                                                     (General Business Case)
                                  For the Period January 24 (bankruptcy filing) - July 31, 2003



                Current Month
--------------------------------------------
    Actual                      Variance                                                                Cumulative        Next Month
                                                                                                      (Case to Date)       Forecast
                                                    Revenues:
          $0             -            $0           1   Gross Sales                                              -                 -
           -             -             -           2   less: Sales Returns & Allowances                         -                 -
           -             -             -           3   Net Sales                                                -                 -
           -                           -           4   less: Cost of Goods Sold  (Schedule 'B')                 -
           -             -             -           5   Gross Profit                                             -                 -
           -             -             -           6   Interest                                             5,421                 -
           -             -             -           7   Other Income:                                            -                 -
           -             -             -           8 Gain on Legal Settlement                          11,426,648                 -
           -             -             -           9                                                            -                 -
           -             -             -          10       Total Revenues                              11,432,069                 -

                                                     Expenses:
           -             -             -          11   Compensation to Owner(s)/Officer(s)                      -                 -
      14,633        17,383         2,750    16%   12   Salaries                                           104,852            17,383
           -             -             -     0%   13   Commissions                                              -                 -
       9,790        11,320         1,530    14%   14   Contract Labor                                      72,336            11,320
           -             -             -     0%   15   Rent/Lease:                                            621                 -
                                                           Personal Property
       4,198         3,338          (860)  -26%   16       Real Property                                   19,166             3,338
       1,915         1,220          (695)  -57%   17   Insurance                                           14,593             1,220
           -             -             -     0%   18   Management Fees                                          -                 -
           -             -             -     0%   19   Depreciation                                           636                 -
       1,119         1,415           296    21%   20   Taxes:                                               9,640             1,415
                                                           Employer Payroll Taxes
           -             -             -     0%   21       Real Property Taxes                                  -                 -
           -            75            75   100%   22       Other Taxes                                         25                 -
           -             -             -     0%   23   Other Selling                                        9,950                 -
       1,622         4,962         3,340    67%   24   Other Administrative                                19,238             4,962
           -             -             -     0%   25   Interest                                           156,459                 -
                                       -     0%   26   Other Expenses:
       1,200         1,200             -     0%   27 Patent License Fees                                    7,900             1,200
      12,479             -       (12,479)    0%   28 Product Development                                  237,836                 -
           -        15,000        15,000   100%   29 Auditors                                              11,219            15,000
       3,587         3,294          (293)   -9%   30 Travel                                                13,412             3,294
           -           800           800   100%   31 U.S. Stock Transfer Group                              2,063               800
       1,160         7,500         6,340    85%   32 SEC attorney                                          26,968             1,000
           -             -             -     0%   33                                                                              -
                                       -     0%   34
      51,703        67,507        15,803          35       Total Expenses                                 706,914            60,932

     (51,703)      (67,507)       15,803          36 Subtotal                                          10,725,155           (60,932)
      (6,397)      (15,000)       (8,603)         37 Reorganization Items:                               (125,171)                -
                                                     Professional Fees
                                       -          38   Provisions for Rejected Executory Contracts
                                       -          39   Interest Earned on Accumulated Cash from
                                                       Resulting Chp 11 Case
                                       -          40   Gain or (Loss) from Sale of Equipment
           -         1,500         1,500          41   U.S. Trustee Quarterly Fees                         (2,500)                -
                                       -          42
      (6,397)      (13,500)        7,103          43        Total Reorganization Items                   (127,671)                -
     (58,101)      (81,007)       22,906          44  Net Profit (Loss) Before Federal & State Taxes   10,597,484           (60,932)
                                       -          45   Federal & State Income Taxes
    ($58,101)     ($81,007)      $22,906          46 Net Profit (Loss)                                $10,597,484          ($60,932)


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

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                          MID-POWER SERVICE CORPORATION
                                 BK-S-10874-RCJ



STATEMENT OF OPERATIONS - VARIANCE EXPLANATIONS

Line 12 - Salaries
We eliminated an accounting position, which resulted in salaries being lower.

Line 14 - Contract Labor
Fewer hours billed by the contract accountant during the month.

Line 16 - Rent Real Property
Additional cost incurred for rent of two office spaces as we are in the process of renting a smaller office. Net result is that future rent cost will be lower.

Line 17 - Insurance
Unbudgeted but valid car insurance.

Line 20 - Payroll Taxes
As salaries are lower, so are the payroll taxes.

Line 24 - Other Administrative
Amounts fluctuate on a monthly basis.

Line 28 - Product Development
Timing of expenditures did not coincide with budgeted costs.

Line 29 - Auditors
Timing difference.  Audit did not begin in July.

Line 31 - U.S. Stock Transfer Group
Amounts fluctuate on a monthly basis.

Line 32 - SEC Attorney
Forecast had anticipated filing of 10Q with SEC. Monthly 8-K filings, which require less legal time, are filed instead.

Line 37 - Professional Fees
Forecast for legal fees relating to bankruptcy had been overestimated.


                                  BALANCE SHEET
                             (General Business Case)
                          For the Month Ended 07/31/03

          Assets
                                                                                      From Schedules      Market Value
               Current Assets
       1            Cash and cash equivalents - unrestricted                                                   $2,776
       2            Cash and cash equivalents - restricted                                                         $0
       3            Accounts receivable (net)                                                A                     $0
       4            Inventory                                                                B                     $0
       5            Prepaid expenses                                                                               $0
       6            Professional retainers                                                                    $35,000
       7            Other:                                                                                         $0
       8
       9                    Total Current Assets                                                              $37,776
               Property and Equipment (Market Value)
      10            Real property                                                            C                     $0
      11            Machinery and equipment                                                  D               $900,000
      12            Furniture and fixtures                                                   D                     $0
      13            Office equipment                                                         D                 $5,331
      14            Leasehold improvements                                                   D                     $0
      15            Vehicles                                                                 D                     $0
      16            Other:                                                                   D                     $0
      17                                                                                     D
      18                                                                                     D
      19                                                                                     D
      20                                                                                     D
      21                    Total Property and Equipment                                                     $905,331

               Other Assets
      22            Loans to shareholders                                                                          $0
      23            Loans to affiliates                                                                      $931,818
      24            Loans to unrelated parties, net of $328,575 allowance                                     $79,305
      25            Investment in Mid-Power Resource Corp.                              Footnote 2        $30,614,289
      26
      27
      28                    Total Other Assets                                                            $31,625,412
      29                    Total Assets                                                                  $32,568,520

          NOTE:

See footnotes following this balance sheet.


                                                         Liabilities and Equity
                                                         (General Business Case)

          Liabilities From Schedules
               Post-Petition
                    Current Liabilities
      30                    Salaries and wages                                                                     $0
      31                    Payroll taxes                                                                          $0
      32                    Real and personal property taxes                                                       $0
      33                    Income taxes                                                                           $0
      34                    Sales taxes                                                                            $0
      35                    Notes payable (short term)                                                             $0
      36                    Accounts payable (trade)                                         A                $63,062
      37                    Real property lease arrearage                                                          $0
      38                    Personal property lease arrearage                                                      $0
      39                    Accrued professional fees (accrued but not yet approved by Trustee)              $220,451
      40                    Current portion of long-term post-petition debt (due within 12 months)           $364,986
      41                    Other:      Accrued ordinary course expenses                                      $16,165
      42                    Interest expense - DIP loan                                                        $6,458
      43                    Accrued trustee fees
      44                    Total Current Liabilities                                                        $671,122
      45            Long-Term Post-Petition Debt
      46                    Total Post-Petition Liabilities                                                  $671,122
               Pre-Petition Liabilities (allowed amount)
      47                    Secured claims                                                   F                     $0
      48                    Priority unsecured claims                                        F                     $0
      49                    General unsecured claims                                         F             $5,708,836
      50                    Total Pre-Petition Liabilities                                                 $5,708,836
      51                    Total Liabilities                                                              $6,379,958

          Equity (Deficit)                                                            Footnotes 1, 2
      52            Retained Earnings/(Deficit) at time of filing                                         ($5,519,415)

      53            Capital Stock, $.001 Par Value, 100,000,000 shares authorized, 27,972,276
                       issued and outstanding                                                                 $10,847
      54            Additional paid-in capital                                                            $25,489,153
      55            Cumulative profit/(loss) since filing of case                                         $10,726,087
      56            Post-petition contributions/(distributions) or (draws)
      57
      58            Market value adjustment                                                               ($4,518,110)
      59                    Total Equity (Deficit)                                                        $26,188,562
      60  Total Liabilities and Equity (Deficit)                                                          $32,568,520


                          Mid-Power Service Corporation
                                BK-S 03-10874-RCJ
                         Footnotes to the Balance Sheet
                               As Of July 31, 2003


Footnote 1

Mid-Power Service Corporation is presented on a stand-alone basis for bankruptcy reporting purposes. Mid-Power Service Corporation's financial statements do not represent financial statements prepared in accordance with generally accepted accounting principles for the consolidated, SEC-registered Mid-Power Service Corporation. The monthly operating report of Mid-Power Resource Corporation, a wholly owned subsidiary of Mid-Power Service Corporation, should be read in conjunction with reading these financial statements. The operations of other wholly owned subsidiaries have not been reflected in these financial statements.

Mid-Power Service Corporation's cumulative profit since filing of the case includes an $11.4 million gain on legal settlement. On a consolidated, generally accepted accounting principle basis, this gain is completely offset by the $11.4 million impairment loss recorded on Mid-Power Resource Corporation.


Footnote 2

The value of Mid-Power Service's wholly owned investment, Mid-Power Resource Corporation, was adjusted in the March operating report to reflect Mid-Power Resource's equity balance on March 31, 2003. This valuation reflected the $11.4 million impairment Mid-Power Resource recorded on its Clear Creek property in March 2003. The application of generally accepted accounting principles might provide different results. This adjustment was reflected in the market value component of the equity section. In addition, the market value adjustment reflects the removal of a GAAP-calculated $8.5 million deferred tax liability included in the February monthly operating report but which did not reflect an existing claim by the IRS.

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
                                                        SCHEDULES TO THE BALANCE SHEET
                                                           (General Business Case)
                                                                  Schedule A
                                                    Accounts Receivable and (Net) Payable

Receivables and Payables Agings                              Accounts Receivable      Accounts Payable               Past Due
                                                           [Pre and Post Petition]     [Post Petition]          Post Petition Debt
     0 -30 Days                                                               0                  7,330
     31-60 Days                                                               0                 $9,024
     61-90 Days                                                               0                $22,946                 $55,732
     91+ Days                                                                 0                $23,762
     Total accounts receivable/payable                                       $0                $63,062
     Allowance for doubtful accounts
     Accounts receivable (net)                                               $0




                                                   Schedule B
                                           Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                                        Cost of Goods Sold
                                                 Inventory(ies)           Inventory Beginning of Month
                                                   Balance at
                                                  End of Month

                                                                          Add -
     Retail/Restaurants -                                                   Net purchase
       Product for resale                                                   Direct labor
                                                                            Manufacturing overhead
     Distribution -                                                         Freight in
       Products for resale                                                  Other:

     Manufacturer -
       Raw Materials

       Work-in-progress                                                   Less -
       Finished goods                                                       Inventory End of Month
                                                                            Shrinkage
     Other - Explain                                                        Personal Use
                                                                          Cost of Goods Sold                         $0


         TOTAL                                                    $0


     Method of Inventory Control                                          Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventor
                Yes  [ ]      No [ ]

     How often do you take a complete physical inventory?                 Valuation methods -
                                                                              FIFO cost
       Weekly                                                                 LIFO cost
       Monthly                                                                Lower of cost or market
       Quarterly                                                              Retail method
       Semi-annually                                                          Other
       Annually                                                                 Explain
Date of last physical inventory was ___________________________________

Date of next physical inventory is ____________________________________

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
                                                   Schedule C
                                                  Real Property

Description                                                                                Cost                   Market Value

                                                                         0
                                                                         0
                                                                         0
       Total                                                             0                   $0                           $0


                                                   Schedule D
                                            Other Depreciable Assets


Description                                                                                Cost                   Market Value
Machinery & Equipment -

       Two GG4A-7 Non-Flight Pratt and Whitney turbine engines                         $900,000                     $900,000

       Total                                                                           $900,000                     $900,000

Furniture & Fixtures -

       Total                                                                                 $0                           $0

Office Equipment -
       Computers, furniture, etc.                                                        $5,331                       $5,331

       Total                                                                             $5,331                       $5,331

Leasehold Improvements -


       Total                                                                                 $0                           $0

Vehicles -

       Total                                                                                 $0                           $0

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
                                                               Schedule E
                                                      Aging of Post-Petition Taxes
                                              (As of End of the Current Reporting Period)

Taxes Payable                                   0-30 Days         31-60 Days         61-90 Days        91+ Days            Total
Federal
        Income Tax Withholding                      $0                                                                      $0
        FICA - Employee                             $0                                                                      $0
        FICA - Employer                             $0                                                                      $0
        Unemployment (FUTA)                         $0                                                                      $0
        Income                                      $0                                                                      $0
        Other (Attach List)                         $0                                                                      $0
Total Federal Taxes                                 $0                 $0                $0              $0                 $0
State and Local
        Income Tax Withholding                      $0                                                                      $0
        Unemployment (UT)                           $0                                                                      $0
        Disability Insurance (DI)                   $0                                                                      $0
        Empl. Training Tax (ETT)                    $0                                                                      $0
        Sales                                       $0                                                                      $0
        Excise                                      $0                                                                      $0
        Real property                               $0                                                                      $0
        Personal property                           $0                                                                      $0
        Income                                      $0                                                                      $0
        Other (Attach List)                         $0                                                                      $0
Total State & Local Taxes                           $0                 $0                $0              $0                 $0
Total Taxes                                         $0                 $0                $0              $0                 $0


                                                               Schedule F
                                                        Pre-Petition Liabilities

List Total Claims For Each Classification -                                               Claimed           Allowed
                                                                                          Amount           Amount (b)
        Secured claims  (a)
        Priority claims other than taxes
        Priority tax claims
        General unsecured claims                                                                           $5,708,836

        (a)      List total amount of claims even it under secured.
        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                             Schedule G
                                      Rental Income Information

                              Not applicable to General Business Cases

                                                    Schedule H
                                  Recapitulation of Funds Held at End of Month


                                                Account 1          Account 2         Account 3        Account 4
Bank                                           Wells Fargo
Account Type                                   Checking
Account No.                                    100-9350453
Account Purpose                                Operating
Balance, End of Month                             $2,776
Total Funds on Hand for all Accounts              $2,776


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

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
                                          STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                        Increase/(Decrease) in Cash and Cash Equivalents
                                                  For the Month Ended 07/31/03

                                                                                       Actual                      Cumulative
                                                                                    Current Month                (Case to Date)
     Cash Receipts
1           Rent/Leases Collected                                                             $0                            $0
2           Cash Received from Sales                                                           -                             -
3           Interest Received                                                                  -                             6
4           Borrowings                                                                    38,422                       364,986
5           Funds from Shareholders, Partners, or Other Insiders                               -                             -
6           Capital Contributions                                                              -                             -
7           Collection of accounts receivable                                                  -                         2,100
8                                                                                                                            -
9                                                                                                                            -
10                                                                                                                           -
11                                                                                                                           -
12               Total Cash Receipts                                                      38,422                       367,092

     Cash Disbursements
13          Payments for Inventory                                                                                           -
14          Selling                                                                                                      9,950
15          Administrative                                                                 4,941                        45,801
16          Capital Expenditures                                                                                             -
17          Principal Payments on Debt                                                                                       -
18          Interest Paid                                                                                                    -
            Rent/Lease:                                                                                                      -
19               Personal Property                                                                                         620
20               Real Property                                                                                           9,154
            Amount Paid to Owner(s)/Officer(s)                                                                               -
21               Salaries                                                                                                    -
22               Draws                                                                                                       -
23               Commissions/Royalties                                                                                       -
24               Expense Reimbursements                                                                                      -
25               Other                                                                                                       -
26          Salaries/Commissions (less employee withholding)                              10,545                        80,345
27          Management Fees                                                                                                  -
            Taxes:                                                                                                           -
28               Employee Withholding                                                      4,089                        29,850
29               Employer Payroll Taxes                                                    1,796                        11,307
30               Real Property Taxes                                                                                         -
31               Other Taxes                                                                                                25
32          Other Cash Outflows:
33               Ordinary Course Professionals                                             8,607                        24,026
34               Contract Labor                                                            5,416                        58,250
35               Product Development                                                           -                       102,781
36               Patent License Fees                                                       1,200                         6,650
37               U.S. Trustee                                                                750                         2,000
38               Advance to Mid-Power Resources                                                                          5,520
39               Total Cash Disbursements:                                                37,344                       386,279
40   Net Increase (Decrease) in Cash                                                       1,078                       (19,187)
41   Cash Balance, Beginning of Period                                                     1,698                        21,963
41   Cash Balance, End of Period                                                          $2,776                        $2,776